SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2009

BANCORP ENERGY, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

         0-22934

           91-1268870

(Commission File Number)

(IRS Employer Identification No.)

78365 Highway 111, Suite 382, La Quinta, California                                                        92253

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (760) 219-2776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1..01.

Entry into a Material Definitive Agreement

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On December 31, 2009, pursuant to an Agreement and Plan of Reorganization dated December 22, 2009 (the "Agreement")  the Registrant acquired all of the common stock of Meditecnic SA ("Meditecnic") from Meditecnic, Inc. The consideration paid was 42,000,000 newly issued shares of Registrant common stock. As a result of the acquisition, and the other issuances set forth in Item 3.02 below,  there are now approximately 53,174,144 shares of common stock outstanding.

Immediately prior to the closing, Meditecnic, Inc. and the Registrant were both controlled by Dempsey K. Mork, the Company's Chief Executive Officer and a Director of both companies.  The Agreement was approved by the other board member after having been advised of Mr. Mork's conflict of interest. The purpose of the acquisition was to facilitate Meditecnic's ability to receive necessary funding, by being part of a public company.

Information with respect to the business of Meditecnic as required by Item 2.01(f) of Form 8-K is set forth under Item 8.01 hereof. This information is supplementary to the general information regarding the Registrant set forth in its Annual Report on Form 10-K for the year ended December 31, 2008.

Item 3.02.

 Unregistered Sales of Equity Securities

The Registrant issued 42,000,000 shares of common stock to Meditecnic, Inc., which has agreed not to distribute such shares to the Meditecnic shareholders, and to not adopt any plan of distribution,  for at least one year. In connection with the acquisition, the Registrant issued 2,500,000 shares of common stock to Orian Capital due to an agreement between Meditecnic, Inc. and Orian Capital for investment banking services in connection with Meditecnic's going public. The offer and sale to Meditecnic, Inc. was made pursuant to the exemption provided by Section 4(2) of the Securities Act, as offers or sales made without any advertising or general solicitation. There was no underwriter involved.

In addition, and as required by the Agreement,  the Registrant converted substantially all of its debt to common stock at the rate of 1 share for each $.10 in debt: the Registrant's CEO, Dempsey K. Mork, converted a $150,000 promissory note and $58,125 in accrued interest thereon into 2,081,250 shares; Mr. Mork converted $322,500 in accrued salaries into 3,225,000 shares; and the Registrant's President, Riccardo Mortara, converted $322,500 in accrued salaries into 3,225,000 shares.    The offer and sale to Messrs. Mork and Mortara  was made pursuant to the exemption provided by Section 4(6) of the Securities Act, as offers or sales made without any advertising or general solicitation to two accredited investors. There was no underwriter involved.

Item 5.01.

Changes in Control of Registrant

No change of control took place in connection with the Agreement since Mr. Mork is the Chief Executive Officer of Meditecnic, Inc. and thus controls the 42,000,000 shares issued to Meditecnic, Inc.

Item 8.01.

Other Events

The following information with respect to the business of Meditecnic as required by Item 2.01(f) of Form 8-K is set forth below.

When used in this Form 8-K, the words "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to risks and uncertainties, including those set forth below under "Risks and Uncertainties," that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date hereof. The Registrant expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Registrant's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. This discussion should be read together with the financial statements and other financial information included in this Form 8-K.

The primary activity of the company is the development and commercialization of medical devices based on cavitation.  The principal applications are in dentistry, sterilization equipment and unblocking of catheters and cannulas.  There are also additional potential applications in the field of ophthalmology.

The Company has acquired the technology related to its applications from Meditecnic, S.A.  (“Meditecnic”), which also performed research and development for the Company. The Company acquired Meditecnic on September 12, 2001 for cash and loan forgiveness.  The executive offices of the Company are located at 14 Quai du Seujet, Geneva, Switzerland CH 1201.  Its U.S. telephone number is (949) 489-2400.

Dental Application

Meditecnic has developed a non-invasive canal obturation procedure using endodontic methods.  The operation can be completed in one or two sessions, each lasting a matter of minutes, instead of the conventional methods which required numerous interventions.  The novel approach developed by Meditecnic SA, our wholly-owned subsidiary, consists of the following steps:

1.

The pulp chamber is opened using a special fraise.

2.

A hermetically sealed probe in put into position.

3.

Cavitation is induced in an aqueous solution of sodium hypochlorite.

The muscles and nerves inside the root as well as their diverticula are ablated within minutes – this is completely impossible using conventional modalities.

4.

The root and pulp chamber is dried out.

5.

A two-component resin or gutta-percha is used for filling.

6.

Canal obturation.

The cavitation inducer uses single-use, disposable probes in all procedures.  This obturation procedure has been tested in nearly five hundred patients, and many dissertations and scientific papers have been published on it.  For reference, the potential market is 400,000 dentists who perform something like 70 million root canal filling procedures every year.

The dental process has been licensed to the Sybron Company (the worldwide leader in the sector).

Catheters and Cannulas

It is well known that permanently installed catheters often become blocked and need to be preplaced.  A cavitation inducer applied at the end of a catheter (or drain, etc.) can be successfully used to ablate obstructions like blood clots and fatty bodies without any contamination of the blood stream with the solution inside the machine.  This is because the system works at negative pressure and therefore, automatically regulates itself, cutting off as soon as it encounters and physiological circulatory systems like the blood or the urine.  Thus, catheters can be successfully unblocked, a result which is impossible with conventional modalities.  The materials are for single use and are supplied in disposable form.

This patented system is granted CE Marking and an application for FDA Approval is going to be submitted when US marketing is deemed to be appropriate.

Cleaning and Sterilization of Endoscopes

Meditecnic SA also has a large experience in fluid mechanics research which has led ot its developing a new, innovative low-temperature 30 (degree) C sterilization process.  This process too is based on cavitation technology.  Thorough understanding of the phenomenon has led to the ability to successfully apply it to the cleaning and sterilization of endoscopes during operations.  Endoscopy is without doubt the future of surgery and, at this point in time, there is no other cold-sterilization process which gives such reliable results (only about 40% of all current endoscopes are suitable for autoclaving).  All the above facts were confirmed at the Medica 2000 Exhibit held in Dusseldorf, Germany, at which Meditecnic, Inc. presented the new Steriloc machine.

The machine runs two different cycles – one for cleaning followed by a second for sterilization.  Both cycles are microprocessor-controlled and completely automatic.

The machine is directly connected to the main water supply and all the water used is subjected to three successive treatments: filtration through a 5 pm polypropylene cartridge filter; softening on a cationic matrix; and sterilization by exposure to UV-C radiation.  Disinfectant is then added to the water for the cleaning cycle and peracetic acid for the sterilization cycle.  During both cycles, the solutions are maintained at a temperature of 30 (degree) C.

The solution is sucked into the chamber containing the endoscope and, once the chamber is full, alternating cycles of positive and negative pressure are applied – for ten minutes in the case of cleaning, and fifteen minutes for sterilization.  Pressure variations have the effect of generating strong currents in the solution which was away any residues and bacteria stuck to the endoscope.  Throughout the cycle, the solutions are kept in a tank inside the machine and, at the end of a cycle, the endoscope is rinsed for two minus and the contents of the tank drained via the evacuation system.

This cycle involves removing all foreign residues from both the exterior and interior surfaces of the endoscope.  In order to achieve this, the machine generates pulsed flow of the disinfectant solution by alternating generating positive and negative pressure thereby creating controlled cavitation.

The efficacy of the cleaning operation is enhanced by the fact that the cavitation phenomenon drives the solution through all the internal channels of the endoscope, even the smallest.  Moreover, this physical principal is particularly effective when it comes to clearing blocked channels – this potential is the subject of ongoing research.

This cycle eliminates microorganisms left on any of the endoscope’s surfaces (its efficacy with respect to prions is currently being investigated).  Again, to achieve this, the machine generates controlled cavitation.  The sterilizing effect of cavitation is due to the implosion of the bubbles of steam which kill any microorganisms in their vicinity.

These steam bubbles are produced when the fluid is under negative pressure, and they implode – at which point they release energy – when the pressure becomes positive.  Therefore, the development and implosion of the bubbles follows the alternating cycle of positive and negative pressure.

The efficacy of the sterilization process is enhanced by using a solution containing peracetic acid.

In order to check that the cleaning and sterilization cycles are running normally, the machine is fitted with sensors at key points.  At the end of the cleaning cycle, a pressure sensor checks that each of the endoscope’s internal channels are completely clear.  If necessary, the cleaning cycle is repeated until the device is perfectly clean.  At the beginning and end of each cycle, a flow sensor checks the sealing of each of the endoscope’s internal channels.  At the beginning and each of each cycle, a micro-switch checks that the air filter is correctly in place.  All air entering the machine is filtered through this 1 pm filter to insure that the endoscope is not contaminated during drying.

At the beginning and each of each cycle, two level detectors check that the tanks contain sufficient quantities of disinfectant and peracetic acid solution.

The developed device originally was known under the brand name “STERILOC”.  The new brand name is “Meditecnic Switzerland ST 03.”

Tests were successfully conducted by Ecobion SA in Geneva, a company that has been duly accredited by the Swiss Accreditation Service (STS 184) and the validation was granted by Germande in France.

We have been granted the ISO 9001-2000 / EN 46001 certification with the authorization to affix the CE mark on the device.

Meanwhile the device has been developed to meet the highest standards and techniques available up to today.

Competition

The medical and dental marketplace is currently extremely competitive.  The Company’s product will compete with similar cavitation-based designs, traditional dental methods, dental lasers and kinetic devices.  A number of the Company's competitors have substantially greater financial resources and engineering, development, manufacturing and marketing capabilities.

Government Regulation

The Company's products will be subject to significant government regulation in the United States and other countries.  To clinically test, manufacture and market products for human diagnostic and therapeutic use, the Company must comply with mandatory regulations and safety standards established by the FDA and comparable state and foreign regulatory agencies.  Typically, products must meet regulatory standards as safe and effective for their intended use prior to being marketed for human applications.  The clearance process is expensive and time consuming, and no assurance can be given that any agency will grant clearance for the sale of the Company's products for routine clinical applications, or that the length of time the process will require will not be extensive.

There are two principal methods by which FDA regulated devices may be marketed in the United States. One method is under Section 510(k) of the Food, Drug and Cosmetics Act where applicants must demonstrate that the device for which clearance is sought is substantially equivalent to a device marketed in interstate commerce prior to May 28, 1976. The FDA's stated intention is to review 510(k)s as quickly as possible, generally within 90 days; however, the complexity of a submission or a requirement for additional information will typically extend the review period beyond 90 days. Domestic marketing of the product must be deferred until written clearance is received from the FDA. In some instances, an Investigational Device Exemption ("IDE") is required for clinical trials for a 510(k) notification.

The FDA typically requires clinical testing to determine safety and efficacy of the Company's laser systems for hard tissue applications. To conduct human clinical testing, typically the FDA must approve an Investigational Device Exemption ("IDE").

The FDA also imposes various requirements on manufacturers and sellers of products it regulates under its jurisdiction, such as labeling, manufacturing practices, record keeping and reporting. The FDA also may require post-marketing practices, record keeping and reporting requirements. There can be no assurance that the appropriate approvals from the FDA will be granted, that the process to obtain such approvals will not be expensive or lengthy, or that the Company will have sufficient funds to pursue such approvals. The failure to receive requisite approvals for the Company's products or processes, when and if developed, or significant delays in obtaining such approvals, would prevent the Company from commercializing its products as anticipated and could have a materially adverse effect on the business of the Company.

Foreign sales of the Device will be subject to the regulatory requirements of the recipient country or, if applicable, the harmonized standards of the European Community. These vary widely among the countries and may include technical approvals, such as electrical safety, as well as the demonstration of clinical efficacy.  The Medical Device Directive is the latest standard of medical device safety and performance which has been adopted by the fourteen member states of the European Community and requires that all medical device products be compliant by June, 1998 to continue marketing within the member states.

The FDA and other governmental agencies, both in the United States and in foreign countries, may adopt additional rules and regulations that may affect the Company's ability to develop and market its products. There can be no assurances that the Company's existing products will meet any future legislative acts or requirements.

Item 1A. Risk Factors.

Investors should carefully consider the following risk factors.

We have significant capital requirements in connection with developing and marketing our products, and we currently lack such capital.

Our capital requirements for general and administrative and product development (currently about $500,000 per year) and for marketing our products (at least $1 million) cannot be met with   our current cash resources. We have been dependent on loans from shareholders and others during the past three years for cash, but such sources have not been sufficient to fund marketing. Until we obtain such needed funds we will be unable to market our product or obtain significant sales. We have no agreements or understandings for any source of capital, we do not know what the terms of any future debt or equity financing could be, and any capital infusion could be dilutive to existing shareholders and/or impose onerous conditions on the Company.  There can be no assurance that the Company will be able to implement its business plan in accordance with its internal forecasts, even if the desired funding is achieved, or to a level that meets the expectations of investors. See: Management’s Discussion and Analysis.”

Our product may not be accepted by dentists or other end-users or may not be competitive with existing or future competitive products.

Our product utilizes a method of cleaning the root canal of the tooth which is novel and distinct from currently accepted methods.  Dentists, as other medical practitioners, can be resistant to new methods of practice or they may be unwilling or unable to invest in such technology until it becomes of general use in dentistry. We likely will not be able to generate significant sales of the dental product until we expend significant funds for marketing and until the product becomes well known and accepted. Our sterilization product to be employed on endoscopes also adopts a novel approach to sterilizing endoscopes, which again may not be readily accepted by hospitals and other medical providers. Such providers already utilize other procedures such as autoclaves, which are familiar to the medical field. Medical providers may accept the efficacy of our sterilizing product, but not see sufficient advantages to purchase one of our devices as long as the equipment they are currently using does not need replacement.  Therefore, any sales growth we may enjoy will likely be gradual and not meteoric.

Our auditors have rendered a going concern emphasis opinion on our financial statements.

Our auditors have expressed concern as to the uncertainties in our business which raise substantial doubt about our ability to continue as a going concern.  If our business is ultimately unsuccessful, the assets on our balance sheet could be worth significantly less than their carrying value and the amount available for distribution to stockholders on liquidation would likely be insignificant.

Penny stock rules could make it hard to resell your shares.

Our common stock does not trade on any market at this time. The Company’s common stock does not meet the listing requirements for any trading market other than the OTC Bulletin Board, a quotation medium for subscribing members, or the Pink Sheets LLC.  The OTC Bulletin Board and the Pink Sheets LLC may not accept the application of any market maker to initiate quotations in our common stock.  Consequently, the liquidity of the Company’s securities could be impaired, not only in the number of securities which could be bought and sold, but also through delays in the timing of transactions, reduction in security analysts' and the news media's coverage of the Company, and lower prices for the Company's securities than might otherwise be attained.

In addition, the "penny stock" rules limit trading of securities not traded on NASDAQ or a recognized stock exchange, or securities which do not trade at a price of $5.00 or higher, in that brokers making trades in those securities must make a special suitability determination for purchasers of the security, and obtain the purchaser's written consent prior to purchase.  If our common stock is not listed on NASDAQ or a recognized stock exchange or its trading price is not $5.00 or more these rules may cause many potential purchasers to reconsider their intended purchase of our common stock.  The application of these rules may make it difficult for purchasers of our shares to resell their shares.

We are under effective control of the holders of preferred stock, who could authorize actions without the input of our common shareholders.

Two persons hold all of the shares of our Series A preferred stock, which has the right to elect two-thirds of the Board of Directors regardless of the number of common shares outstanding. This right has the effect of discouraging any takeover of the Company which is not supported by management or holders of preferred stock, even though the proposed takeover may be beneficial to common shareholders.

Certain shareholders and others have loaned us significant funds, and if payment is demanded could cause a liquidation of the Company.

Shareholders and another person have been funding the Company with loans, due on demand. See “Certain Transactions.” In the event such shareholders required immediate repayment of those loans, it would likely lead to the liquidation of the Company with little if any assets remaining for distribution to shareholders.

Current and future conditions in the global economy and global capital markets, and cyclical industry conditions, may adversely affect our results of operations, financial condition, and cash flows.

        Our business and operating results have been and will continue to be affected by worldwide economic conditions. As a result of slowing global economic growth, the credit market crisis, declining consumer and business confidence, fluctuating commodity prices, and other challenges currently affecting the global economy, our customers may experience deterioration of their businesses, cash flow shortages, and difficulty obtaining financing. As a result, existing or potential customers may delay or cancel plans to purchase our products and may not be able to fulfill their obligations to us in a timely fashion. Further, our vendors may be experiencing similar conditions, which may impact their ability to fulfill their obligations to us. If the global economic slowdown continues for significant periods or deteriorates significantly, our results of operations, financial condition, and cash flows could be materially adversely affected.

Disruption in credit markets and volatility in equity markets may affect our ability to access sufficient funding.

        The global equity markets have been volatile and credit markets globally have been disrupted, which has reduced the availability of investment capital and credit. If these conditions continue or worsen, we may be unable to access adequate funding to operate and grow our business. Our inability to access adequate funding or to generate sufficient cash from operations may require us to reconsider certain projects and capital expenditures. The extent of any impact will depend on several factors, including our operating cash flows, the duration of tight credit conditions and volatile equity markets, our credit ratings and credit capacity, the cost of financing, and other general economic and business conditions.

Our accounting and other management systems, controls and resources may not be adequately prepared to meet the financial reporting and other requirements to which we are subject.

As an independent publicly-traded company, we are directly subject to reporting and other obligations under the Exchange Act. These reporting and other obligations place significant demands on the management and administrative and operational resources, including accounting resources, of us and our subsidiaries. As a public company, we incur significant legal, accounting, and other expenses. Under the SEC rules and regulations we have significant compliance costs.

In addition, as a public company we are subject to rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, which require us to include in our Annual Report our management's report on, and assessment of, the effectiveness of our internal controls over financial reporting. In addition, our independent registered public accounting firm must, in future annual reports,  attest to and report on the effectiveness of such internal controls. If we fail to properly assess and/or achieve and maintain the adequacy of our internal controls, there is a risk that we will not comply with all of the requirements imposed by Section 404. Moreover, effective internal controls are necessary to help prevent financial fraud. Any of these possible outcomes could result in an adverse reaction in the financial marketplace due to a loss of investor confidence in the reliability of our financial statements, which ultimately could harm our business and could negatively impact the market price of our securities.

To comply with these requirements, we may be required to upgrade systems, including our information technology systems, and to implement additional financial and management controls, reporting systems and procedures. These and any other required upgrades to our financial and management controls, reporting systems, information technology and procedures under the financial reporting requirements and other rules that apply to reporting companies, now and in the future, will require that our management and resources be diverted from our core business to assist in compliance with those requirements. There can be no assurance that the time and resources our management will need to devote to these upgrades, service outages or delays due to the installation of upgrades, or the impact on the reliability of our data from these upgrades will not have a material adverse effect on our business, financial condition or results of operations.

Properties

The Company has obtained in March 1998 the use of a limited amount of office space at 14 Quai du Seujet, Geneva, Switzerland, at nominal cost. We also have the use of the address of company counsel for our United States address.  The Company may seek to locate additional office and research space in the near future. The Company pays its own charges for long distance telephone calls and other miscellaneous secretarial, photocopying and similar expenses.

Management’s Discussion and Analysis

The Company had no sales of its products in the years ended December 31, 2007 or 2006. Our net loss in 2007 of $534,858  compares to a net loss of $476,189 in  2006. The decrease in net loss was primarily due to reductions in research, audit fees, payroll and supplies offset by increases in legal fees and miscellaneous general and administrative expenses. We are seeking to cut costs as much as possible due to our cash shortage, until we can obtain more funding.

The Company invests cash in marketable securities. A portion of the Company’s assets are valued in currencies other than the US dollar, primarily Swiss francs. We recognize gains and losses on the currency exchange rate changes from time to time.

In March 1998 the Company raised $101,735 in an offering of common stock and options; in 1999 the attached options were exercised at the price of $2.00 per share for gross proceeds of $3,000,000 and net proceeds of $1,980,821 in common stock.

The Company is in the research and development stage of its products. Until September 12, 2001, research and development was carried out by a non affiliated entity, Meditecnic SA, on a contract basis.  The Company acquired Meditecnic SA for CHF 400.

The Company is being funded by shareholder loans and loans from Sonnig, an unaffiliated party. Because of the Company’s lack of cash, it is unable to engage in significant marketing of its products and the Company has no sales. Management has not determined whether it can obtain loans or equity infusions from persons other than shareholders or Sonnig, but effective marketing of its products will likely require in excess of $1 million. In fiscal 2007 shareholders loaned $560,614 to the Company and Sonnig was repaid $5,100. These loans and loans from prior years total $3,109,822 as of December 31, 2007. Because of these loans and other liabilities of the Company, it has a negative shareholders’ equity. Until such time as the Company is able to obtain a substantial infusion of cash, whether from additional loans, bank lines of credit or placements of its securities, it will be unable to generate sales and is generally not able to move forward on its business plan. The Company anticipates that once it is able to have its securities listed on a trading market, that it will be able to raise sufficient funds, engage in marketing and begin to have sales again.

In the European areas in which we operate the economic stress and the dislocation of the financial markets that began in late calendar year 2007 has continued and substantially increased in the recent months. Recently, concerns over inflation, energy costs, the availability and cost of credit, the conditions of the U.S. mortgage market and declining real estate prices in the U.S. have contributed to increased market volatility and diminished expectations about U.S. and the global economies and the financial markets going forward. These factors, combined with the volatility in oil prices, declining business and consumer confidence, and increases in unemployment rates, have precipitated an economic slowdown and fears of a potential recession on a global scale.

Inflation

We believe that inflation currently does not have a material effect on our results of operations.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities in the financial statements. Actual results may differ from these estimates. We believe these estimates and assumptions are reasonable. We consider accounting policies to be critical when they require us to make assumptions about matters that are highly uncertain at the time the accounting estimate is made and when different estimates that our management reasonably could have used have a material effect on the presentation of our financial condition, changes in financial condition or results of operations.

Our critical accounting policies include but are not limited to the valuation of inventories and valuation of patents.

When necessary, we adjust the carrying value of inventories to the lower of cost or market, including costs to sell or dispose, and for estimated inventory shrinkage. Inventories are stated at the lower of cost (first in, first out method) or market (net realizable value). Estimates of the future demand for our products, age of the inventory and changes in stock-keeping units are some of the key factors used by our management in assessing the net realizable value of inventories. We capitalize our patents and patent costs as incurred.  The value of our patents must be periodically reviewed for impairment, and amortized once the patents are commercialized.

Forward Looking Statements

Information included in this annual report  includes forward looking statements, which can be identified by the use of forward-looking terminology such as may, expect, anticipate, believe, estimate, or continue, or the negative thereof or other variations thereon or comparable terminology. The statements in "Risk Factors" and other statements and disclaimers in this registration statement constitute cautionary statements identifying important factors, including risks and uncertainties, relating to the forward-looking statements that could cause actual results to differ materially from those reflected in the forward-looking statements.

Since we have not yet generated significant revenues, we are a development stage company as that term is defined in paragraphs 8 and 9 of SFAS No. 7.   Our auditors have included an explanatory paragraph in their report on our financial statements, relating to the uncertainty of our business as a going concern, due to our lack of operating history or current revenues and competitive position.  We do not believe that conventional financing, such as bank loans, is available to us due to these factors.  We have no bank line of credit available to us.  Management believes that it will be able to raise the required funds for operations from one or more future offerings, in order to effect our business plan.

Our future operating results are subject to many facilities, including:

o     our success in developing our technology;

o     our ability to obtain customers for our devices;

o     the effects of competition;

o     our ability to obtain additional financing; and

o     other risks which we identify in future filings with the SEC.

Any or all of our forward looking statements in this annual report and in any other public statement we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Consequently, no forward looking statement can be guaranteed. In addition, we undertake no responsibility to update any forward-looking statement to reflect events or circumstances which occur after the date of this report.

Critical Accounting Policies. Revenue is recognized as products are delivered to the customer or retailer.  That is, the arrangements of the sale are documented, the product is shipped to the customer or retailer, the pricing becomes final, and collectability is reasonably assured. The Registrant will record accounts receivable for sales which have been delivered but for which money has not been collected.  There are no accounts receivable on any period presented. The allowance for doubtful accounts, which is based upon management’s evaluation of numerous factors, including a predictive analysis of the outcome of the current portfolio and prior credit loss experience, is deemed adequate to cover reasonably expected losses inherent in the outstanding receivables.  The Registrant charges off uncollectible accounts when management estimates no possibility of collecting the related receivable.  For customer purchases paid in advance, the Registrant records a liability until products are shipped.  There was no outstanding unearned revenue from product sales as of any periods presented.  Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out method.  The Registrant has no inventory as of any period presented.

Off Balance Sheet Arrangements. We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Item 9.01.  Financial Statements and Exhibits

(a)

Financial Statements.

Filed herewith as Exhibits 99.1 and 99.2

 (b) Exhibits

2.1 Agreement and Plan of Reorganization between Meditecnic, Inc. and the Registrant.

21. Meditecnic, SA is a wholly owned Swiss subsidiary of the Registrant. No trade names are employed.

99.1 Financial statements of Meditecnic, SA for the years ended December 31, 2008 and 2008

99.2 Balance Sheet and Statement of Operations for Meditecnic SA for the nine months ended September 30, 2009 and 2008.

99.3. Narrative regarding Pro Forma financial statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 28, 2010

BANCORP ENERGY, INC

By: /s/ Darren J. Holm

Darren J. Holm

Chief Financial Officer